UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Luther Burbank Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	68-0270948 (I.R.S. employer identification number)

520 Third St, Fourth Floor Santa Rosa (Address of principal executive offices)	95401 (Zip Code)

Registrant's telephone number, including area code: (844) 446-8201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(c) On June 7, 2018, Luther Burbank Corporation (the “Company”) promoted Scott Frazee to Senior Vice President, Director of Operations of the Company and its subsidiaries. In this role, Mr. Frazee will oversee the Lending Operations, Deposit Operations, Information Technology, and Project Management departments.
Mr. Frazee is a current executive officer of the Company, and the information required by Item 401 of Regulation S-K about him is incorporated by reference to the Company’s Official Notification to Shareholders of Matters to be Brought to a Vote in connection with the Company’s 2018 Annual Shareholder Meeting (“2018 Proxy”), filed with the SEC on April 9, 2018. Mr. Frazee has not been and does not propose to be a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K. No material plan, contract or arrangement (whether or not written) to which Mr. Frazee is a party or in which he participates was entered into or amended in connection with the events described in this Form 8-K and no grant or award was made to him or modified under any such plan, contract or arrangement in connection with the events described in this Form 8-K.
ITEM 7.01 Regulation FD
On June 12, 2018, the Company issued a press release announcing the promotion of Mr. Frazee and of Mr. Robert Armstrong, Executive Vice President, Chief Banking Officer, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 are being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and are not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press Release dated June 12, 2018.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUTHER BURBANK CORPORATION

DATED: JUNE 12, 2018                By: /s/ Liana Prieto
Liana Prieto
Executive Vice President, General Counsel and Corporate Secretary